                                                                    EXHIBIT 10.7

                              CONSOLIDATED RULES OF
                              UNISERV PENSION FUND

Extract from the minutes of the meeting of the Trustees of the Uniserv Pension Fund held at RANDBURG on 20 NOVEMBER 2002.

RESOLVED:

That with effect from 1 November 2002 the Rules hereto attached shall form the Rules governing the operation of the aforementioned fund.

The reason for the substitution is to consolidate the amendments numbers one to ten, added in a new category of members, enhance the withdrawal benefit and to comply with the requirements, form and format prescribed in the Pension Funds Act 24 of 1956, as amended.

Certified that the above resolution has been adopted in accordance with a resolution of the Board of Directors of Pyramid Freight (Proprietary) Limited.


                                        /s/ SIGNATURE ILLEGIBLE
                                        ----------------------------------------
                                        CHAIRMAN OF THE TRUSTEES


                                        /s/ SIGNATURE ILLEGIBLE
                                        ----------------------------------------
                                        PRINCIPAL OFFICER


                                        /s/ SIGNATURE ILLEGIBLE
                                        ----------------------------------------
                                        TRUSTEE

UNISERV PENSION FUND - NOVEMBER 2002

                                      INDEX

 RULE                                                                      PAGE
NUMBER                  DESCRIPTION                                       NUMBER
------                  -----------                                       ------
1.       GENERAL                                                               1
2.       DEFINITIONS                                                         2-9
3.       OPERATION OF THE FUND                                             10-11
4.       MEMBERSHIP                                                        12-14
5.       CONTRIBUTIONS                                                        15
6.       RETIREMENT BENEFITS                                               16-19
7.       DEATH BENEFITS                                                    20-23
8.       WITHDRAWAL BENEFITS                                               24-25
9.       ADMINISTRATION OF THE FUND                                           26
10.      MANAGEMENT OF THE FUND                                            27-34
11.      ANNUAL FINANCIAL STATEMENTS & ACTUARIAL
         INVESTIGATIONS                                                       35
12.      TRANSFERS AND AMALGAMATIONS                                          36
13.      RECONSTRUCTION, TERMINATION AND
         PARTIAL TERMINATION OF THE FUND                                   37-39
14.      BENEFITS (GENERAL)                                                40-42
15.      VOLUNTARY ADDITIONAL CONTRIBUTIONS                                   43
16.      SURPLUS ACCOUNT                                                      44

UNISERV PENSION FUND - NOVEMBER 2002

                         FUND NAME: UNISERV PENSION FUND

RULE 1 - GENERAL

With effect from 1 November 2002 the FUND shall operate in terms of these RULES as a defined benefit pension fund.

The Registered Office of the FUND shall be at Surrey Place, 291 Surrey Avenue, Ferndale, Randburg 2194.

The Registration number of the FUND is: 12/8/13349

The Commissioner's reference number is: 18/20/4/34281

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

In these RULES where the context so admits, words defined in the ACT shall have the meaning defined therein, the masculine gender shall include the feminine, and vice versa; words signifying the singular number shall Include the plural and vice versa and the following expressions shall have the following meaning:

ACT

The Pension Funds Act No. 24 of 1956 and the regulations framed thereunder, as amended.

ACTUARIAL RESERVE VALUE

Shall mean the accrued actuarial liability with allowance for future salary increases, as determined by the VALUATOR.

ACTUARIAL SURPLUS

The surplus If any which may arise as determined by the ACT.

ADJUDICATOR

The Pension Funds ADJUDICATOR appointed under section 30C(1) of the ACT.

ADMINISTRATOR

The corporate body appointed by the TRUSTEES to administer the FUND in terms of the RULES.

APPROVED FUND

Any pension, provident, retirement annuity or preservation pension fund approved by the COMMISSIONER. It is specifically provided that the PRINCIPAL EMPLOYER shall be a participating employer in a preservation pension fund before any payment is made to the preservation pension fund.

AUDITOR

An AUDITOR registered under the Public Accountants & Auditors Act no. 80 of 1991, as amended from time to time, and who has been appointed by the TRUSTEES as AUDITOR to the FUND, subject to the provisions of section 9 of the ACT

BOARD OF TRUSTEES

The Board of Trustees constituted under these Rules and referred to unless the contrary intention appears as TRUSTEES, or the BOARD.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

CATEGORY A

Shall mean EMPLOYEES who are members of the National Bargaining Council for Road Freight Industry and notified to the TRUSTEES in writing.

CATEGORY B

Shall mean all the other EMPLOYEES other than those in CATEGORY A designated as such by the PRINCIPAL EMPLOYER and notified to the TRUSTEES in writing.

COMMENCEMENT DATE

1 March 1976 (the date on which the FUND commenced).

COMMISSIONER

The COMMISSIONER for South African Revenue Services.

COMPLAINT

A COMPLAINT, lodged in writing with the TRUSTEES by a specific COMPLAINANT, relating either to the administration of the FUND or its investments, or the application or interpretation of the RULES, and containing specific allegations as contemplated in the definition of COMPLAINT in section 1 of the ACT.

COMPLAINANT

In relation to the FUND, means a MEMBER or former member, a beneficiary or former beneficiary, an EMPLOYER, a TRUSTEE or former trustee, or any other person having an interest in the COMPLAINT.

DEPENDANT

As defined in section 1 of the ACT, in relation to a MEMBER, means -

     a) a person in respect of whom the MEMBER is legally liable for maintenance;

     b) a person in respect of whom the MEMBER is not legally liable for maintenance,

          if such person -

          i) was, in the opinion of the TRUSTEES, upon the death of the MEMBER in fact dependent on the MEMBER for maintenance;

          ii) is the SPOUSE of the MEMBER, including a party to a customary union according to Black law and custom or a union recognised as a marriage under the tenets of any Asiatic religion;

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

          iii) is a child of the MEMBER, including a posthumous child, an adopted child or an illegitimate child.

     c) a person in respect of whom the MEMBER would have become legally liable for maintenance, had the MEMBER not died.

DEPOSIT ADMINISTRATION POLICY

Shall have the meaning ascribed to it by the INSURER, be approved as a policy of assurance by the REGISTRAR and shall also mean any other form of investment policy or contract approved by the REGISTRAR and issued by the INSURER in the name of the FUND. Such policy or policies shall contain all of the provisions set out in Annexure 1 to these RULES.

DISABILITY BENEFIT SCHEME

An associated scheme underwritten by an INSURER which provides disability income benefits.

EMPLOYEE

Any person in the service of the EMPLOYER.

EMPLOYER

The PRINCIPAL EMPLOYER, and any subsidiary of the PRINCIPAL EMPLOYER, as may be admitted to the FUND from time to time by the TRUSTEES and, in relation to any particular MEMBER, the particular EMPLOYER by whom such MEMBER is for the time being employed.

EMPLOYER'S SURPLUS ACCOUNT

The Account referred to in the ACT and dealt with in terms of Rule 16.

ENTRY DATE

In relation to EMPLOYEES of any particular EMPLOYER the COMMENCEMENT DATE, or the date on which such EMPLOYEES first participated in the FUND.

EXECUTIVE

Shall mean an EMPLOYEE designated as such by the PRINCIPAL EMPLOYER and notified to the TRUSTEES in writing.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

FINANCIAL YEAR

Any period commencing on a REVISION DATE and extending to the next following REVISION DATE.

FINAL PENSIONABLE SALARY

Shall mean the average of the PENSIONABLE SALARY of the MEMBER declared during the 36 months of MEMBERSHIP prior to the date of retirement.

FUND

UNISERV PENSION FUND.

FUND INTEREST

A fair rate of return as determined by the TRUSTEES in consultation with the VALUATOR taking into account the returns earned on the underlying assets of the FUND and the costs and charges against the FUND'S returns and assets.

FUND YEAR

Shall mean the period 1 March 1993 - 28 February 1994 and each following twelve-month period from 1 March 1994.

GROUP INSURANCE POLICY

The policy or policies issued by an INSURER to the FUND in terms of which part or all of the benefits of the FUND may be secured.

INSURER

A person who is registered as a long-term INSURER in terms of the Insurance Act no. 27 of 1943 and/or the Long Term Insurance Act of 1998, whichever applies.

INVESTMENT ACCOUNT

The account maintained by the TRUSTEES in the name of the FUND to record monies invested for the provision of benefits in terms of the RULES, the value of such moneys being the net assets of the FUND as determined in accordance with Schedule F and regulation 12 (2) (b) (iv) of the ACT.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

INVESTMENT POLICY

An investment policy issued by any insurer or other authorised investment house and approved by the REGISTRAR.

MEMBER

An EMPLOYEE who has been admitted to MEMBERSHIP of the FUND and who has neither retired nor otherwise ceased to be a MEMBER in terms of these RULES, has satisfied the eligibility conditions of the FUND and who has been recorded as a MEMBER. The term MEMBERSHIP shall have a corresponding meaning.

MEMBER SURPLUS ACCOUNT

The Account referred to in the ACT and dealt with in terms of RULE 16.

MINISTER

The Minister of Finance.

NORMAL RETIREMENT AGE

In relation to a MEMBER, means age 60.

NORMAL RETIREMENT DATE

In relation to a MEMBER, means the last day of the month in which he attains the NORMAL RETIREMENT AGE.

OPERATIVE DATE

In relation to a MEMBER, means the date on which his EMPLOYER is first admitted to participation in the FUND, or the date on which the MEMBER becomes eligible to join the FUND as a result of an amendment to the RULES, whichever date is applicable.

PENSIONABLE SALARY

In relation to a MEMBER, means the annual equivalent of the MEMBER'S basic weekly, fortnightly or monthly remuneration and/or such other emoluments that the TRUSTEES may consider to be pensionable. In the event of a reduction in PENSIONABLE SALARY a MEMBER may, with the consent of the PRINCIPAL EMPLOYER and the TRUSTEES, elect to retain such higher PENSIONABLE SALARY amount as was applicable immediately prior to the reduction and all contributions and benefits shall be based on such previous higher PENSIONABLE SALARY.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

In relation to a MEMBER who is in receipt of an income under the DISABILITY BENEFIT SCHEME, means the amount of PENSIONABLE SALARY on which the benefit under that scheme was determined, and increased from time to time in proportion to the increases in the benefit granted by that scheme.

PENSIONABLE SERVICE

In relation to a MEMBER, means the number of years' SERVICE (where each completed month shall count as 1/12th of a year) from the date on which contributions to the FUND commenced by or on behalf of the MEMBER, to the effective date of any calculation after that date on which the MEMBER leaves the FUND.

PRINCIPAL EMPLOYER

PYRAMID FREIGHT (PTY) LTD.

PRINCIPAL OFFICER

The Principal Executive Officer referred to in section 8 of the ACT, who may be a member of a body managing the affairs of the FUND or controlling the FUND.

REGISTRAR

The REGISTRAR, or Deputy REGISTRAR, of Pension Funds as referred to in section 3 of the ACT.

RESERVE ACCOUNT

The Account from where all FUND expenses are paid, such as bank fees, administration fees and charges, audit fees, Financial Services Board levies, Regional Services Council levies, Retirement Fund Taxes and any other appropriate costs and charges relating to the administration of the FUND. Amounts referred to in RULE 8.4 (d) will also be paid from this account and dealt with as provided for in that section. This account will be credited with bank account interest and contributions payable by the EMPLOYER'S contributions. At the end of the FUND YEAR any excess in the RESERVE ACCOUNT may be apportioned to MEMBERS and those who exit the FUND. Any deficit in the RESERVE ACCOUNT shall be settled against the EMPLOYER'S CONTRIBUTIONS in the month following the FUND YEAR.

This account will also be credited with the amounts as referred to in RULE 8.4
(d).

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

REVISION DATE

1 March in each year after the COMMENCEMENT DATE.

RULES

These RULES as registered and amended from time to time and shall include, unless the contrary intention appears,

     a) any Rules, terms and conditions of any policies of insurance underwriting any risk benefits under these RULES;

     b) any Rules, terms and conditions of any investment policies wherein any assets of the FUND are held.

SERVICE

In relation to a MEMBER, means continuous full-time employment with the EMPLOYER.

SPOUSE

In relation to a MEMBER, means a person who:

     a)   is married to the MEMBER in a civil law marriage;

     b) is together with the MEMBER, a party to a customary union according to Black law and custom or a union recognised as a marriage under the tenets of any Asiatic religion;

     c) was not married to the MEMBER and with whom the MEMBER has been cohabiting and the TRUSTEES have acknowledged in writing as being accepted as the MEMBER'S SPOUSE for the purpose of this definition;

     d) is of the same sex living with the MEMBER in respect of whom the TRUSTEES are satisfied that the parties cohabited as if married, and was, in the opinion of the TRUSTEES, upon the death of the MEMBER in fact in a co-dependent relationship of a permanent nature with the MEMBER. Further, the TRUSTEES must have acknowledged such union in writing. Subject to the proviso that any such union shall have endured for a period of at least two years prior to a MEMBER"S death or retirement.

TRANSFER VALUE

The amount transferred from any APPROVED FUND on behalf of a MEMBER in accordance with the provisions of section 14 of the ACT and shall include any individual transfers from any other funds.

TRUSTEES

The TRUSTEES or their alternates appointed in terms of the RULES, and in the event of the FUND being controlled by a BOARD OF TRUSTEES or a Management Committee, any

UNISERV PENSION FUND - NOVEMBER 2002

RULE 2 - DEFINITIONS CONTINUED

reference to the TRUSTEES shall be construed to refer to such Management Committee or BOARD OF TRUSTEES as the case may be.

TVC

In relation to the RULES, represents the phrase "Transfers and Voluntary Contributions".

TVC ACCUMULATION

In relation to a MEMBER, means his share of the TVC SECTOR, as determined by the VALUATOR.

TVC SECTOR

A portion of the INVESTMENT ACCOUNT set aside to secure paid-up benefits in respect of former MEMBERS and past service benefits in respect of voluntary additional contributions including amounts transferred by or on behalf of MEMBERS from other approved pension or provident funds.

VALUATOR

An Actuary, who is a Fellow of the Institute of Actuaries of England or of the Faculty of Actuaries in Scotland, or of the Society of Actuaries of America, or of any other institute, faculty, society or chapter of actuaries approved by the MINISTER. Reference to an Actuary shall mean reference to a VALUATOR, and vice versa

UNISERV PENSION FUND - NOVEMBER 2002

RULE 3 - OPERATION OF THE FUND

3.1  OBJECTS OF THE FUND

     The object of the FUND is to provide retirement and other benefits for MEMBERS and death benefits for the DEPENDANTS of such MEMBERS.

3.2  LEGAL STATUS

     Upon registration under the ACT, the FUND shall become a separate legal person and entity distinct from its MEMBERS, capable of suing and being sued in its own name, and shall be the lawful owner of its property, movable or immovable, and all assets of the FUND shall be registered in the name of the FUND.

3.3  INSPECTION OF RULES

     Each MEMBER shall be entitled to inspect and make extracts from the RULES and other documents prepared in terms of sections 15, 16 and 17 of the ACT at reasonable times by appointment with the PRINCIPAL OFFICER, and shall on request, and payment of a reasonable fee be issued with a copy of the RULES and\or documents prepared in terms of section 15 of the ACT.

3.4  AMENDMENT TO THE RULES

     a) Subject to the provisions of the ACT, and the requirements of the REGISTRAR, and further subject to the approval of the COMMISSIONER the TRUSTEES may make new RULES, or after or repeal any existing RULES,

     b) The provisions of section 12 of the ACT shall apply in respect of any amendment or rescission, alteration or addition to the RULES.

     c) Any amendment to the RULES shall not become effective until registered by the REGISTRAR and approved by the COMMISSIONER, unless the Resolution amending the Rules indicates the contrary.

     d) The provisions of this RULE will be always subject to the proviso that no amendment which affects the EMPLOYER'S contributions to the FUND may be made without the consent of the EMPLOYER.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 3 - OPERATION OF THE FUND CONTINUED

3.5  DISPUTE RESOLUTION

     a) Any COMPLAINANT who has any COMPLAINT against the FUND shall lodge that COMPLAINT in writing with the TRUSTEES and the EMPLOYER.

     b) On behalf of the FUND the TRUSTEES in consultation with the EMPLOYER shall give due and proper consideration to any COMPLAINT and shall issue a reply thereto within 30 days of receipt thereof.

     c) Any dispute which may arise in regard to any claims under these RULES, or the Rules themselves, shall be referred to the TRUSTEES.

     d) If the TRUSTEES are unable to make a decision in regard to any COMPLAINT or do not issue a reply thereto within 30 days of receipt thereof, or if the COMPLAINANT is not satisfied with the reply of the TRUSTEES, the COMPLAINANT may lodge the COMPLAINT with the ADJUDICATOR whereafter the provisions of sections 30A through to 30X of the ACT shall apply.

3.6  CURRENCY

     All contributions due to the FUND and benefits paid from the FUND in terms of the RULES shall be payable in South African currency at the registered office of the FUND.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 4 - MEMBERSHIP

4.1  JOINING THE FUND

     a) An EMPLOYEE who has not attained NORMAL RETIREMENT AGE, shall become eligible to join the FUND on appointment to the permanent staff of the EMPLOYER, whereupon the conditions below will apply.

     b) An EMPLOYEE who is eligible to join the FUND and who commenced SERVICE before the OPERATIVE DATE shall have the option to join the FUND on that date or on an ENTRY DATE within 12 months thereof and should he or she not exercise that option within this twelve month period, he or she will not be permitted to join the FUND thereafter.

     c) An EMPLOYEE who commenced SERVICE on or after the OPERATIVE DATE shall be required as a condition of employment to join the FUND on the ENTRY DATE coincident with or next following the date on which he becomes eligible in terms of RULE 4.1(a).

     d) An EMPLOYEE who is not eligible to join the FUND in terms of RULE 4.1(a) may at the request of the EMPLOYER become a MEMBER on such conditions, and with effect from such date, as may be agreed to by the TRUSTEES and, where necessary, approved by the COMMISSIONER.

4.2  MEMBERSHIP CONDITIONS

     a) Each MEMBER shall comply with such requirements as the TRUSTEES may stipulate in the RULES.

     b) Each MEMBER shall be bound by the RULES of the FUND and the Rules of any GROUP INSURANCE POLICY, or investment Policy which underwrites any benefit in terms of these RULES.

     c) Each MEMBER shall, on joining the FUND, authorise the EMPLOYER to deduct from his remuneration the amount of any contributions payable by the MEMBER in terms of the RULES.

     d) Any contributions required from a MEMBER in terms of RULE 5 shall commence on the date he joins the FUND, or on such other date as may be specified in RULE 4.1, and cease on the date that the MEMBER actually retires or otherwise ceases to be a MEMBER in terms of RULE 4.3.

4.3  CESSATION OF MEMBERSHIP

     a) A MEMBER may not withdraw from the FUND except upon termination of SERVICE or on ceasing to be eligible for MEMBERSHIP.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 4 - MEMBERSHIP CONTINUED

     b) If a MEMBER ceases to be eligible for MEMBERSHIP and this is not as a result of being given the option to join another APPROVED FUND in which his EMPLOYER participates, his ACTUARIAL RESERVE VALUE shall be used to purchase a paid-up benefit under the TVC SECTOR.

     c) If a MEMBER ceases to be eligible for MEMBERSHIP as a result of being given the option to become a member of an APPROVED FUND set up in terms of a collective agreement as specified in the Labour Relations Act (Act no. 66 of 1995), his ACTUARIAL RESERVE VALUE plus his TVC ACCUMULATION, if such does not form part of his ACTUARIAL RESERVE VALUE, shall be transferred to such transferee fund in accordance with
          Section 14 of the ACT, the provisions of current Income Tax legislation, and the provisions of RULE 4.3(f).

     d) If a MEMBER ceases to be eligible for MEMBERSHIP as a result of being given the option to become a member of another approved pension or provident fund of the EMPLOYER, his ACTUARIAL RESERVE VALUE plus his TVC ACCUMULATION, if such does not form part of his ACTUARIAL RESERVE VALUE, shall be transferred to such transferee fund, in accordance with Section 14 of the ACT, the provisions of current Income Tax legislation, and the provisions of RULES 4.3(e) and 4.3(f).

     e) With the consent of the TRUSTEES, the MEMBER may elect to transfer such portion of his ACTUARIAL RESERVE VALUE as is equal to the cash withdrawal benefit specified in RULE 4.3(f) to a retirement annuity fund approved by the COMMISSIONER, and the balance of his ACTUARIAL RESERVE VALUE shall be transferred to the transferee fund in accordance with the provisions of Section 14 of the ACT and RULE 4.3(d).

     f) Notwithstanding anything contrary contained in the RULES, if the fund is a pension fund and the transferee fund contemplated in RULES 4.3(c) or 4.3(d) or 4.3(e) is a provident fund, the MEMBER'S cash withdrawal benefit shall be deemed to be an amount equal to his ACTUARIAL RESERVE VALUE plus his TVC ACCUMULATION.

4.4  DISABLEMENT IN SERVICE

     If there is a DISABILITY BENEFIT SCHEME and a MEMBER becomes entitled to an income benefit thereunder, he may remain a MEMBER of the FUND, whereby contributions on his behalf and his entitlement to any of the benefits payable in terms of the RULES shall continue.

4.5  BREAK IN SERVICE

     Where a MEMBER is temporarily absent from SERVICE for a period not exceeding 2 years the MEMBER and/or the EMPLOYER may, with the consent of the

UNISERV PENSION FUND - NOVEMBER 2002

RULE 4 - MEMBERSHIP CONTINUED

     TRUSTEES, suspend payment of any contributions due by him to the FUND for the duration of his absence.

4.6  PROOF OF AGE

     Proof of age to the satisfaction of the TRUSTEES is required in respect of a MEMBER, and of any other person to whom a benefit may be payable in terms of the RULES, before the payment of any benefit can be effected, unless the TRUSTEES specify otherwise.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 5 - CONTRIBUTIONS

5.1  CONTRIBUTIONS

     The following percentages of 1/12th of PENSIONABLE SALARY shall be payable monthly to the FUND:

by a CATEGORY A MEMBER                6% minimum or whatever level decided by
                                      the National Bargaining Council for the
                                      Road Freight Industry.

by a CATEGORY B MEMBER                6%

Deemed Contributions by EXECUTIVES
and Senior EXECUTIVES                 7,5%

by the EMPLOYER                       The balance of the cost of the benefits
                                      provided by the FUND in respect of
                                      MEMBERS; inclusive of the cost of
                                      administration and the costs of benefits
                                      under the GROUP LIFE ASSURANCE POLICY
                                      and the DISABILITY BENEFIT SCHEME.

5.2  CAPPING OF EMPLOYER CONTRIBUTIONS

     Should the costs of the risk benefits and/or the costs of administration increase above the percentage contribution mentioned, the EMPLOYER in consultation with the EMPLOYEES and TRUSTEES shall have the right to reduce the risk benefits payable, or utilise a portion of the EMPLOYEE'S contribution to make payment of the increased costs. The EMPLOYER may, at its sole discretion increase the monthly contribution payable by it.

5.3 The EMPLOYER will contribute to the FUND at the rate which is attested by the VALUATOR as being necessary to provide the benefits as outlined herein after taking into account any contributions made by the MEMBERS.

5.4 The recommended contribution made by the EMPLOYER may be altered by the TRUSTEES in consultation with the VALUATOR should he find that, when valuing the FUND, the rate is not sufficient, or more than sufficient, to provide the benefits.

5.6 No contributions will be payable in respect of a MEMBER when he ceases to be a MEMBER.

5.7  Additional Voluntary Contributions shall apply in terms of RULE 15.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 6 - RETIREMENT BENFITS

6.1  BENEFIT ON NORMAL RETIREMENT

     The amount of annual PENSION payable to a MEMBER on his NORMAL RETIREMENT AGE shall be equal to:

     a) MEMBERS OTHER THAN EXECUTIVES AND SENIOR EXECUTIVES 2% FINAL PENSIONABLE SALARY for each completed year and month of PENSIONABLE SERVICE.

     b) EXECUTIVES AND SENIOR EXECUTIVES PRIOR TO 30.6. 1991 2% of FINAL PENSIONABLE SALARY for each completed year and month of PENSIONABLE SERVICE, provided that the benefit shall not be less than 75% of the MEMBER'S FINAL PENSIONABLE SALARY.

     c) EXECUTIVES AND SENIOR EXECUTIVES APPOINTED ON OR AFTER 1.7. 1991 2% of FINAL PENSIONABLE SALARY for each year and month of PENSIONABLE SERVICE up to the date of appointment as an EXECUTIVE

          PLUS

          3% of FINAL PENSIONABLE SALARY for each year and month of PENSIONABLE SERVICE from the date of appointment as an EXECUTIVE to the date of retirement, provided that the total benefit shall not exceed 75% of FINAL PENSIONABLE SALARY.

6.2  BENEFIT ON EARLY RETIREMENT

     a) With the consent of the BOARD OF TRUSTEES, and by agreement with the EMPLOYER a MEMBER, provided he or she is within ten years of his NORMAL RETIREMENT AGE, may elect to retire early.

     b) In this event the MEMBER shall be entitled to a pension determined in accordance with the formula contained in RULE 6.1 for the period of PENSIONABLE SERVICE up to the date of early retirement, and the amount so calculated shall be reduced by a percentage as follows:

          i) MEMBERS other than EXECUTIVES or Senior EXECUTIVES appointed prior to 30 June 1991;

UNISERV PENSION FUND - NOVEMBER 2002

RULE 6 - RETIREMENT BENEFITS

               0,25% per month by which the early retirement date precedes the MEMBER'S NORMAL RETIREMENT DATE.

          ii) EXECUTIVES and Senior EXECUTIVES appointed prior to 1 July 1991; 0,5% per month by which the early retirement date precedes the MEMBER'S NORMAL RETIREMENT DATE.

6.3  PENSION ON COMPULSORY RETIREMENT / ILL - HEALTH EARLY RETIREMENT

     If the BOARD OF TRUSTEES in consultation with the EMPLOYER have directed that a MEMBER must take early ill-health retirement (after considering medical evidence) are satisfied that the MEMBER is unable to continue in SERVICE due to ill-health, the MEMBER may retire at any time prior to NORMAL RETIREMENT DATE irrespective of his or her age at the time of such ill-health early retirement. The MEMBER shall be entitled to the benefit outlined in RULE 6.2. b) above. The BOARD OF TRUSTEES, in its absolute discretion may direct, that for the purposes of this RULE, no reduction of the benefit shall apply. Should granting of a benefit in terms of this RULE require an additional contribution, as determined by the VALUATOR, then such additional contribution shall be paid to the FUND by the EMPLOYER.

     The BOARD OF TRUSTEES may, after studying evidence of health, grant an ill-health benefit equal to the benefit outlined in RULE 6.2 b) above, without any reduction, at any time.

6.4  PENSION ON LATE RETIREMENT

     If, with the consent of the BOARD OF TRUSTEES and by agreement with his EMPLOYER a MEMBER elects to remain in the employ of an EMPLOYER after the attainment of his NORMAL RETIREMENT AGE then either,

     a) With the EMPLOYERS' agreement, the MEMBER and EMPLOYER contributions shall continue to be paid. The MEMBER shall then receive a PENSION in accordance with RULE 6.1, at his actual date of retirement based on his FINAL PENSIONABLE SALARY and PENSIONABLE SERVICE at that date, or

     b) The MEMBER and EMPLOYER contributions cease to be paid from the MEMBER'S NORMAL RETIREMENT DATE.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 6 - RETIREMENT BENEFITS

     The MEMBER shall then receive a PENSION equal to that which he would have received had he retired at his NORMAL RETIREMENT DATE, increased by 0,75% per month for each month between his NORMAL RETIREMENT DATE and the date of actual retirement.

6.5  MODE OF PAYMENT

     PENSIONS are payable in arrear in equal monthly instalments.

6.6  PERIOD OF PAYMENT OF PENSION

     All PENSIONS are payable for the lifetime of the PENSIONER. Should the PENSIONER die before he has received 60 monthly PENSION payments, the PENSION will continue until 60 monthly payments have been made.

6.7  ALTERNATIVE GUARANTEED PERIOD

     With the consent of the TRUSTEES, which may not be reasonably withheld, the MEMBER may at any time before his retirement elect that his PENSION under the FUND, instead of being payable for a minimum period of sixty months, be payable at a reduced rate for a longer guaranteed period or alternatively be payable at an increased rate for a shorter guaranteed period. If an option under this RULE is exercised, then any reference elsewhere in the RULES to sixty monthly payments of the MEMBER'S PENSION shall be amended accordingly.

6.8  COMMUTATION OR CONVERSION

     Within 30 days of the retirement benefit becoming due to a MEMBER he may elect to convert into cash up to one-third of any pension payable, or the full amount if so permitted in terms of Income Tax legislation,

6.9  JOINT PENSION

     In lieu of the PENSION to which he is entitled, a MEMBER may at any time before retirement elect a PENSION that will continue to be payable for as long as he and / or his designated DEPENDANTS are alive. In this event the PENSION on his own life will be adjusted in accordance with the ages of himself and his designated DEPENDANT and the amount of PENSION to be paid to the survivor.

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                                       18

RULE 6 - RETIREMENT BENEFITS

6.10 PURCHASE OF PENSIONS

     All PENSIONS payable in terms of RULE 6 shall be purchased from an INSURER and shall, thereafter, be subject to and paid in accordance with the terms and conditions of the policy document issued by the INSURER to the retired MEMBER. The PENSION shall be purchased in the name of the MEMBER, and following the purchase, the FUND shall have no further liability to the MEMBER.

6.11 PENSION INCREASES

     On the advice of the VALUATOR the TRUSTEES may at their discretion, and subject to approval of the PRINCIPAL EMPLOYER, increase the amount of PENSION payable to any PENSIONER after his retirement.

6.12 BENEFIT IN RESPECT OF MONEYS HELD IN TVC SECTOR

     In respect of a MEMBER who is entitled to a benefit from the TVC SECTOR, the benefit payable shall be a pension of the MEMBER'S choice purchased from an INSURER from his TVC ACCUMULATION.

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                                       19

RULE 7 - DEATH BENEFITS CONTINUED

7.1  DEATH IN SERVICE BEFORE NORMAL RETIREMENT DATE

     On the death of a MEMBER in SERVICE before NORMAL RETIREMENT DATE there shall be payable from the FUND to his BENEFICIARIES:

     a) an annuity that can be purchased from an INSURER with seven times the MEMBER'S PENSIONABLE SALARY less the amount payable by the Uniserv Unapproved Group Life Scheme, in respect of SENIOR EXECUTIVES;

     b) an annuity that can be purchased from an INSURER with six times the MEMBER'S PENSIONABLE SALARY less the amount payable by the Uniserv Unapproved Group Life Scheme, in respect of EXECUTIVES;

     c) an annuity that can be purchased from an INSURER with five times the MEMBER'S PENSIONABLE SALARY, in respect of CATEGORY A and CATEGORY B MEMBERS.

          In addition to RULES 7.1 (a) (b) and (c) an annuity that can be purchased from an INSURER with the MEMBER'S contribution plus interest at the rate provided for in RULE 8.1.

          The benefits designated in RULES 7.1 (a) (b) and (c) are subject to the provisions of RULES 7.1(d) and 7.1(e).

     d) Where a MEMBER is required to produce evidence of insurability at the request of the INSURER of the GROUP INSURANCE POLICY and such evidence results in the amount of death benefit reassured in respect of such MEMBER being reduced or wholly or partly declined, the amount of death benefit payable by the FUND shall be likewise reduced.

     e) Where the death benefit reassured in respect of a MEMBER is reduced or wholly or partly declined because the MEMBER did not produce evidence of health at the request of the INSURER of the GROUP INSURANCE POLICY, the amount of death benefit payable by the FUND shall be likewise reduced.

          Where the death benefit, or any other benefit, is reduced as a result of any amounts due by the MEMBER in respect of Income Tax, Housing Loans, Divorce Orders, Maintenance orders, written acknowledgement in terms of Section 37D of the ACT, or any other similar amounts due and payable by the MEMBER, the

UNISERV PENSION FUND - NOVEMBER 2002

RULE 7 - DEATH BENEFITS CONTINUED

     benefit payable from the FUND will be reduced by the amount so paid over by the FUND.

7.2  DEATH IN SERVICE AFTER NORMAL RETIREMENT DATE

     It a MEMBER dies in SERVICE after his NORMAL RETIREMENT AGE, the benefit payable shall be equal to the amount to which the MEMBER would have become entitled, had he retired at his date of death, assuming that he had elected to commute one - third of his PENSION for cash.

     The balance of the benefit will be applied to purchase a PENSION payable to his SPOUSE or DEPEDANTS. The balance of the PENSION will be paid until sixty monthly payments have been made. After the sixty instalments have been paid a SPOUSE'S PENSION, equal to 50% of the PENSION before the commutation referred to in the first paragraph of this RULE plus increases granted in terms of RULE 6.11, shall be payable for the lifetime of the SPOUSE.

7.3  DEATH OF A PENSIONER

     On the death of a PENSIONER before sixty monthly instalments have been paid, the PENSION will continue to be paid until sixty monthly payments have been made. After the sixty instalments have been paid, a SPOUSE'S PENSION equal to 50% of the PENSION, before any commutation option was exercised to which the PENSIONER became entitled at the date of retirement, plus increases granted in terms of RULE 6.11 shall be payable for the lifetime of the SPOUSE.

     Provided that the benefit in terms of this RULE shall be reduced by the PENSION equivalent, as determined by the VALUATOR, of the benefit payable by the Uniserv Unapproved Group Life Scheme on the death of a PENSIONER.

     The BENEFICIARY shall have the right to elect that all or part of the benefits designated in RULE 7.1 shall be paid in as a lump sum.

7.4  BENEFIT IN RESPECT OF MONEYS HELD IN TVC SECTOR

     In respect of a MEMBER who is entitled to a benefit from the TVC SECTOR, the benefit payable, in addition to any other benefit payable in terms of Rule 7, shall be a retirement benefit amount equal to his TVC ACCUMULATION.

7.5  PAYMENT OF BENEFITS

     Unless the death benefit is a pension payable (in terms of the RULES) to the MEMBER'S SPOUSE, the benefit payable shall be dealt with in the following manner:

     a) If the FUND within twelve months of the death of the MEMBER becomes aware of or traces a DEPENDANT or DEPENDANTS of the MEMBER, the benefit shall be

UNISERV PENSION FUND - NOVEMBER 2002

RULE 7 - DEATH BENEFITS CONTINUED

          paid to such DEPENDANTS in such proportions as may be deemed equitable by the TRUSTEES.

     b) If the FUND does not become aware of or cannot trace any DEPENDANT of the MEMBER within twelve months of the death of the MEMBER, and the MEMBER has designated in writing to the FUND, a nominee who is not a dependant of the MEMBER, to receive the benefit or such portion of the benefit as is specified by the MEMBER in writing to the FUND, the benefit or such portion of the benefit shall be paid to such nominee: provided that where the aggregate amount of the debts in the estate of the MEMBER exceeds the aggregate amount of the assets in his estate, so much of the benefit as is equal to the difference between such aggregate amount of debts and such aggregate amount of assets shall be paid into the estate and the balance of such benefit or the balance of such portion of the benefit as specified by the MEMBER in writing to the FUND shall be paid to the nominee.

     c) If a MEMBER has a DEPENDANT and the MEMBER has also designated in writing to the FUND a nominee to receive the benefit or such portion of the benefit as is specified by the MEMBER in writing to the FUND, the FUND shall within twelve months of the death of such MEMBER pay the benefit or a portion thereof either to the DEPENDANT or nominee, or all or any such DEPENDANTS or nominees, as the TRUSTEES may deem equitable: provided that this paragraph shall only apply to the designation of a nominee after 30th June 1989.

     d) If the FUND does not become aware of or cannot trace any DEPENDANT of the MEMBER within twelve months of the death of the MEMBER and if the MEMBER has not designated a nominee or if the MEMBER has designated a nominee to receive a portion of the benefit in writing to the FUND, the benefit or the remaining portion of the benefit after payment to the designated nominee,

UNISERV PENSION FUND - NOVEMBER 2002

RULE 7 - DEATH BENEFITS CONTINUED

          shall be paid into the estate of the MEMBER or, if no inventory in respect of the MEMBER has been received by the Master of the High Court in terms of section 9 of the Estates Act no. 66 of 1965, into the Guardian's Fund.

     e) Should the TRUSTEES decide that a DEPENDANT or nominee is unable to protect himself or manage his own affairs, or is a beneficiary under an existing registered trust fund as contemplated in the Trust Property Control Act no. 57 of 1988, the TRUSTEES may direct that the benefit be paid to -

          i) the guardian, tutor or curator of such beneficiary already appointed or to be appointed by the Master of the Supreme Court,

               OR

          ii) the trustees for the time being of the said trust fund, or such other like trust fund being or about to be created for the benefit of the said beneficiary thereunder,

          and such payment shall be deemed to be a payment to such DEPENDANT or nominee.

     f) A benefit payable to a minor DEPENDANT or minor beneficiary may be paid in more than one payment in such amounts as the TRUSTEES may from time to time consider appropriate and in the best interests of such DEPENDANT or beneficiary: Provided that interest at a reasonable rate, having regard to the investment return earned by the FUND, shall be added to the outstanding balance at such times as the TRUSTEES may determine: Provided further that any balance owing to a DEPENDANT or beneficiary at the date on which he attains majority or dies, whichever occurs first, shall be paid in full.

     g) A benefit payable to a major DEPENDANT or major beneficiary may be paid in more than one payment if the DEPENDANT or beneficiary has consented thereto in writing: Provided that the amounts of the payments, intervals of payment, interest to be added and other terms and conditions are disclosed in a written agreement.

     h) An agreement contemplated in sub-rule 7.3.(g) may be cancelled by either party by the giving to the other of a maximum of 90 days' written notice so to do, and the balance of the benefit shall, thereafter, be paid to the DEPENDANT or BENEFICIARY in full.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 8 - WITHDRAWAL BENEFITS

8.1  AMOUNT OF BENEFIT

     If a MEMBER terminates SERVICE due to resignation, dismissal, desertion or retrenchment he shall become entitled to a lump sum benefit equal to his ACTUARIAL RESERVE VALUE.

8.2  BENEFIT IN RESPECT OF MONEYS HELD IN THE TVC SECTOR

     In respect of a MEMBER who is entitled to a benefit from the TVC SECTOR, the benefit payable shall be a lump sum amount equal to his TVC ACCUMULATION.

8.3  REINSTATEMENT

     If a former MEMBER recommences SERVICE before receiving payment of his withdrawal benefit, the break in SERVICE may (at the sole discretion of the TRUSTEES) be condoned, whereupon such former MEMBER shall be reinstated on such terms and conditions as may be stipulated by the TRUSTEES.

8.4  UNCLAIMED BENEFITS

     a) A benefit that remains unclaimed for a period of five years after the withdrawal of the MEMBER who became entitled to such benefit shall revert to the FUND.

     b) Any benefit which has reverted to the FUND shall subsequently become payable to the MEMBER or, in the event of the death of the MEMBER, to his DEPENDANTS in accordance with Rule 7, subject to the production of documentation satisfactory to the TRUSTEES which substantiates a valid claim to the benefit.

     c) Where the FUND is to be terminated, any benefit payable in terms of these RULES which remains unclaimed shall be paid into the Guardian's Fund, or other fund approved of by the REGISTRAR in contemplation of termination of the FUND.

     d) A benefit that remains unclaimed for a period of five years after the withdrawal of the MEMBER who became entitled to such benefit shall revert to the FUND and held in a RESERVE ACCOUNT.

UNISERV PENSION FUND - NOVEMBER 2002


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

RULE 8 - WITHDRAWAL BENEFITS CONTINUED

     e) Any benefit which has reverted to the FUND shall subsequently become payable to the MEMBER or, in the event of the death of the MEMBER, to his DEPENDANTS in accordance with Rule 7, subject to the production of documentation satisfactory to the TRUSTEES which substantiates a valid claim to the benefit.

     f)   Payment of this benefit shall be paid from the RESERVE ACCOUNT.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 9 - ADMINISTRATION OF THE FUND CONTINUED

9.1  APPOINTMENT OF AN ADMINISTRATOR

     The TRUSTEES shall appoint an ADMINISTRATOR, approved by the REGISTRAR to administer the business of the FUND. The ADMINISTRATOR shall be a corporate body, which, inter alia, performs the specialist function of pension and provident fund administration.

9.2  DELEGATION OF ADMINISTRATIVE DUTIES

     The TRUSTEES shall delegate to the ADMINISTRATOR in writing such of its powers and duties as it deems fit and the ADMINISTRATOR shall assume responsibility for the affairs of the FUND to the extent of the powers and duties so delegated.

9.3  DUTIES OF ADMINISTRATOR

     An agreement shall be entered into by the TRUSTEES acting on behalf of the FUND, and the ADMINISTRATOR, regulating the rights and obligations of the parties.

9.4  REMUNERATION

     The ADMINISTRATOR shall be remunerated by the FUND.

9.5  INSURANCE

     The ADMINISTRATOR shall insure the FUND against loss resulting from the dishonesty or fraud of any of its employees and the operations of the FUND shall be directed, controlled and overseen by the TRUSTEES in accordance with the applicable laws and the RULES.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 10 - MANAGEMENT OF THE FUND CONTINUED

10.1 CONSTITUTION OF THE BOARD OF MANAGEMENT

     The Board of Management shall consist of not less than 4 TRUSTEES, unless the FUND qualifies for exemption from this requirement, and such exemption has, in fact, been granted by the REGISTRAR in accordance with the provisions of section 7B(1)(a) of the ACT.

10.2 APPOINTMENT AND REMOVAL OF TRUSTEES

     Unless the FUND has been exempted from this requirement in terms of section 7B(1)(b) of the ACT, the MEMBERS shall have the right to elect at least one-half of the TRUSTEEES as specified in Rule 10.3. Those TRUSTEES not elected by the MEMBERS shall be appointed by the PRINCIPAL EMPLOYER. The PRINCIPAL EMPLOYER, in respect of his appointees, may nominate an alternate to act during the absence of a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving in writing to the TRUSTEES of his intention so to do. The MEMBERS, in respect of their elected TRUSTEES, may nominate an alternate to act during the absence a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving notice in writing to the TRUSTEES of their intention so to do. Where a vacancy as a result of the removal of a TRUSTEE, or resignation in accordance with Rule 10.4, the PRINCIPAL EMPLOYER and/or MEMBERS shall re-appoint or re-elect a replacement TRUSTEE without delay, whichever is applicable.

10.3 ELECTION OF TRUSTEES BY MEMBERS

     The basis of election of a TRUSTEE by the MEMBERS shall be by ballot and in terms of an electoral procedure decided on by the TRUSTEES in consultation with the EMPLOYER, where each MEMBER shall be entitled to only one vote. The names of such elected TRUSTEES shall be listed in the minutes of each meeting of the TRUSTEES.

10.4 RESIGNATION

     A TRUSTEE may resign his office on giving at least 30 days' notice to the PRINCIPAL EMPLOYER or to the MEMBERS, as the case may be, and to the other TRUSTEES.

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

RULE 10 - MANAGEMENT OF THE FUND CONTINUED

10.5 TERM OF OFFICE

     A TRUSTEE shall hold office for a maximum period of 60 months, whereafter he may stand for re-appointment or re-election, whichever is applicable. The Chairman shall, during his term of office as a TRUSTEE, hold office as Chairman for a period not exceeding 60 months, whereafter he may stand for re-election. Such re-election being conducted in accordance with the provisions of Rule 10.3

10.6 CESSATION OF OFFICE

     A TRUSTEE shall cease to be a TRUSTEE if -

     a)   He has been removed from Office in Accordance with Rule 10.2.

     b)   He resigns in terms of Rule 10.4.

     c) He becomes insane or otherwise incapable of acting in his capacity as TRUSTEE.

     d) He is an unrehabilitated insolvent, or becomes insolvent, or a provisional order of insolvency is granted against his estate.

     e)   His estate is sequestrated or assigned for the benefit of creditors.

     f)   He enters into an offer of compromise with his creditors.

     g) He has been or is convicted for theft, fraud, forgery or uttering of a forged document, or perjury, whether in the Republic of South Africa or anywhere in the world.

     h) He has been or is convicted of any offence and sentenced to a period of imprisonment without the option of a fine whether in the Republic of South Africa or anywhere in the world.

     i) He is removed by a Court from any office of trust, on account of his misconduct.

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

RULE 10 - MANAGEMENT OF THE FUND CONTINUED

10.7 PRINCIPAL OFFICER

     The TRUSTEES shall appoint a PRINCIPAL OFFICER in terms of section 8 of the ACT. If the PRINCIPAL OFFICER is absent from the Republic of South Africa for more than 30 days, or is otherwise unable to perform his duties, the TRUSTEES shall appoint some other person to act as PRINCIPAL OFFICER for the duration of his absence and shall advise the REGISTRAR of such appointment.

10.8 CHAIRMAN OF TRUSTEES

     The board of TRUSTEES shall elect from its number a Chairman to chair the meetings, and in his absence a temporary Chairman shall be elected in the same way for the purpose of any meeting.

10.9 MEETING OF TRUSTEES

     The TRUSTEES, or their alternates, shall meet from time to time, but at least once in each FINANCIAL YEAR, to conduct the business of the FUND. The attendance of a minimum of 4 TRUSTEES or 50% of the TRUSTEES, whichever complement is the greater, present at the beginning of the meeting, shall form a quorum provided such number is equally representative of MEMBER and PRINCIPAL EMPLOYER appointees, where applicable. It the FUND has been exempted from the minimum board requirements in terms of section 7B(1) of the ACT, the attendance of all appointed TRUSTEES shall be required to form a quorum. Any decisions taken regarding the FUND shall, where applicable, be carried by a majority vote and, in the event of equality of votes, the Chairman or acting Chairman shall have a casting vote in addition to his deliberative vote. Minutes of all meetings shall be kept.

10.10 TRUSTEES RESOLUTIONS

     A resolution in writing signed by a majority of the TRUSTEES shall be effective as if it had been passed at a meeting of the TRUSTEES duly convened and held. Any resolution passed in terms of this rule shall be voted upon and confirmed at the first meeting of the TRUSTEES held after the passing of such resolution.

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                                       29

RULE 10 - MANAGEMENT OF THE FUND CONTINUED

10.11 DUTIES OF THE TRUSTEES

     The duties of the BOARD OF TRUSTEES shall be to:

     a)   Ensure that proper books are kept as set out in RULE 10.13.

     b)   b) Ensure that proper minutes are kept as set out in RULE 10.12.

     c) Ensure that proper control systems are employed by or on behalf of the TRUSTEES.

     d) Ensure that adequate and appropriate information is communicated to the MEMBERS informing them of their rights, benefits and obligations in terms of the RULES.

     e) Take all reasonable steps to ensure that contributions are paid timeously to the FUND in accordance with the ACT.

     f) Obtain expert advice on matters where the TRUSTEES may lack sufficient expertise.

     g) Ensure that the RULES comply with the ACT, the Financial Institutions (Investment of Funds) Act 1984, and all other applicable laws.

     h)   Act with due care, diligence and good faith.

     i)   Avoid conflicts of interest.

     j)   Act impartiality in respect of all MEMBERS, DEPENDANTS and NOMINEES.

     k) Take all reasonable care to protect the MEMBER'S interests in terms of the RULES and ACT, especially in the event of:

          i) an amalgamation or transfer of business in terms of Section 14 of the ACT;

          ii)  withdrawal of a participating EMPLOYER;

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                                       30

RULE 10 - MANAGEMENT OF THE FUND CONTINUED

          iii) a reduction in or termination of a participating EMPLOYER'S contributions;

          iv)

          v)   an increase in the MEMBER'S contributions;

          vi)  a decrease in benefits in terms of the RULES.

     l) Maintain strict confidentiality regarding all information obtained in respect of all parties in any way concerned under these RULES whilst carrying out their duties.

     m) Carry out their other duties and exercise their other powers as may be shown elsewhere in the RULES.

     n) Make decisions, in consultation with the PRINCIPAL EMPLOYER, the TRUSTEES and the MEMBERS in the event of an occurrence which has not been provided for in the RULES, provided that such decision shall be consistent with the provisions of the RULES, the ACT and the INCOME TAX ACT.

     o) Make arrangements and do anything which shall be consistent with the provisions of the RULES, the ACT and the Income Tax Act.

10.12 MINUTE BOOK

     a)   Minutes of all TRUSTEE meetings shall be kept.

     b)   TRUSTEE resolutions and decisions must be recorded in the minute book.

     c) The pages of the minute book shall be bound in such a way as to render the withdrawal or insertion of a page impossible and all pages shall be numbered consecutively.

10.13 BOOKS OF THE FUND

     a) The TRUSTEES shall ensure that proper books and accounts, entries, registers and records as are essential for the proper working of the FUND be kept.

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                                       31

RULE 10 - MANAGEMENT OF THE FUND CONTINUED

     b)   The books of account shall be made up at the end of each FINANCIAL
          YEAR.

     c) The TRUSTEES shall keep a register at the registered office of the FUND containing the following:-

          i) the full name of each TRUSTEE, his identity number, date of birth, nationality, occupation, residential address, business address and postal address and the date of appointment as a TRUSTEE, together with any changes to the above information;

          ii)  the postal address and registered address of the FUND;

          iii) particulars of any AUDITOR;

          iv) particulars of any INSURER involved in the FUND, excluding an INSURER utilised for the purpose of purchasing pensions;

          v)   particulars of the VALUATOR.

10.14 INDEMNIFICATION AND INSURANCE

     The TRUSTEES shall:

     a) insure the FUND at the FUND'S expense by means of a fidelity guarantee insurance policy, for such amount as they deem sufficient after consultation with the AUDITOR, against all losses resulting from any mistake of fact or of law, any negligence, fraud or dishonesty by any of its officers, including the TRUSTEES;

     b) obtain from the FUND such indemnity as they deem sufficient, against all proceedings, costs and expenses incurred by reason of any claim in connection with the FUND not arising from their negligence, dishonesty or fraud;

     c) not be personally liable for any loss incurred through any act or omission performed in good faith.

10.15 EXPENSES

     The TRUSTEES, PRINCIPAL OFFICER and any officers of the Board of Management shall not be entitled to any remuneration for their services, but the TRUSTEES may authorise a reimbursement of expenses for TRUSTEES, where circumstances dictate, and in their sole and unfettered discretion.

10.16 POWER OF THE TRUSTEES

     Subject to the provisions and limitations of the ACT the TRUSTEES shall have full power to -

     a)   receive, administer and apply the monies of the FUND;

UNISERV PENSION FUND - NOVEMBER 2002

RULE 10 - MANAGEMENT OF THE FUND CONTINUED

     b) bind the FUND as guarantor in respect of a loan granted by the EMPLOYER or a registered commercial banking institution for any purpose referred to in section 19 (5) (a) of the ACT;

     c)   grant a loan to a MEMBER for a purpose referred to in section 19 (5)
          (a) of the ACT, such loan being subject to the provisions contained in section 19 (5) (b), (c) and (cA) of the ACT;

     d) obtain an overdraft from a bank or borrow from an EMPLOYER or any other party on such terms as they deem fit, such sum as they may approve for the purpose of completing any investment or meeting any temporary unforeseen cash shortfall and, for this purpose, may provide such security as they deem fit. Such loan shall be limited to a duration of 3 months and an amount not exceeding one half of the gross income of the FUND from all sources during the immediately preceding financial year;

     e) purchase, sell, lease, lend, borrow, hypothecate, alienate or otherwise acquire, deal with or dispose of any movable or immovable property for the use of the FUND, provided that any immovable property acquired in excess of the FUND'S own requirements for the time being may be let;

     f) invest, put out at interest, place on deposit, make advances of or otherwise deal with the monies of the FUND upon such securities and in such manner as they from time to time may determine, and to realise, vary, reinvest, or otherwise deal with such securities as they from time to time determine;

     g) keep in safe custody in the safes or strongrooms at the registered office of the FUND, or with any bank or building society approved by the TRUSTEES, any mortgage bond, title deed or other security belonging to or held by the FUND;

     h) enter into and sign any documents or contracts and to make by-laws prescribing the form and manner in which claims shall be lodged and dealt with by the FUND and, generally, to do all such other acts as are in their opinion conducive to the attainment of the objectives of the FUND;

     i) delegate any of their administrative powers to a person approved by the REGISTRAR as an administrator under sub section (1) of section 13B of the ACT;

     j) declare interest due on the INVESTMENT ACCOUNT on the advice of the VALUATOR.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 11 - ANNUAL FINANCIAL STATEMENTS & ACTURIAL INVESTIGATIONS CONTINUED

11.1 ANNUAL FINANCIAL STATEMENTS

     Annual Financial Statements shall be submitted to the REGISTRAR in terms of the ACT.

     a) The AUDITOR shall have access to all books, papers, vouchers, accounts and documents pertaining to the FUND.

     b) The accounting records of the FUND shall be closed off at the end of each FINANCIAL YEAR and, thereafter, audited by the AUDITOR who shall certify in writing the result of each audit.

     c) The ADMINISTRATOR shall submit the Annual Financial Statements to the REGISTRAR within six months of the FINANCIAL YEAR -end and in accordance with the provisions of the ACT.

     d)   The AUDITOR shall be remunerated by the FUND.

11.2 ACTUARIAL VALUATIONS

11.2.1 The VALUATOR shall make a full investigation of the FUND at 1 OCTOBER 2003 and at least once in every three years thereafter. A report detailing the findings of each investigation and the recommendations relative thereto shall be submitted to the REGISTRAR and to the BOARD OF TRUSTEES within 12 months of the date of such investigation.

11.2.2 In the event of the investigation revealing a deficit, contributions to the FUND shall be increased by an amount determined by the VALUATOR for the period preceding the next investigation.

11.2.3 Should the investigation reveal a surplus of funds, such surplus shall be used, on the advise of the VALUATOR, to implement benefit improvements or reduce the overall contribution rate.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 12 - TRANSFERS AND AMALGAMATIONS

12.1 TRANSFERS AND AMALGAMATIONS

     If an EMPLOYER shall transfer to, amalgamate with or be taken over by another business, company or organisation the EMPLOYER may elect to:-

     a) withdraw wholly from the FUND in which event the provisions of RULE 13 shall apply, or

     b) continue to contribute to the FUND in respect of EMPLOYEES, in which event the FUND shall not be affected except that "EMPLOYER" shall then mean the new business, company or organisation.

12.2 TRANSFERS TO THE FUND

     If an EMPLOYER shall take over another business, company or organisation, or amalgamate with any other organisation, the FUND shall be entitled to receive a transfer of assets from that fund. This transfer into the FUND shall be subject to the provisions of the ACT.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 13 - RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE FUND

13.1 RECONSTRUCTION

     If an EMPLOYER is wound up for the purpose of reconstruction in a similar or amended form, the reconstructed organisation shall have the right of taking the place of the EMPLOYER and, if it exercises such right, the FUND shall not be affected except that 'EMPLOYER" shall then mean the organisation as reconstructed.

13.2 FULL TERMINATION

     In the event of full termination the following shall apply:

     a) If all the EMPLOYERS cease to carry on business or are wound up (whether voluntarily or not) in circumstances to which RULE 13.1 does not apply, or if the PRINCIPAL EMPLOYER gives notice in writing to the TRUSTEES that the EMPLOYERS' contributions are to be terminated, the TRUSTEES shall appoint a suitable person (who shall not himself be a TRUSTEE, and whose appointment shall be subject to the REGISTRAR'S approval) to act as liquidator of the FUND.

     b) As from the date of the REGISTRAR'S approval of his appointment, the liquidator shall realise the assets of the FUND and, after payment of all expenses incurred in liquidating the FUND, apportion the proceeds amongst the MEMBERS, and other beneficiaries on an equitable basis recommended by the ADMINISTRATOR and approved by the liquidator.

     c) In making such apportionment, the liquidator shall include each former MEMBER who left SERVICE in the twelve month period ending on the date of ceasing to carry on business, or termination of contributions as the liquidator may decide but shall reduce the amount of the former MEMBER'S apportionment by the amount of the former MEMBER'S benefit on the termination of his service.

     d) The amounts apportioned in terms of RULE 13.2 (b) shall be dealt with as follows:

          i) the amount available for a person prospectively entitled to a benefit shall, as the liquidator in consultation with the ADMINISTRATOR may decide,

UNISERV PENSION FUND - NOVEMBER 2002

RULE 13 - RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE FUND
          CONTINUED

          ii)  be transferred to such person's benefit to an APPROVED FUND; or,

          iii) be applied to purchase an annuity for such person from a registered INSURER; or

          iv)  be paid to such person in cash.

     e) If all the EMPLOYERS cease to contribute to the FUND as the result of a decision to establish, or participate in, another APPROVED FUND then, as an alternative to following the procedure set out above, the PRINCIPAL EMPLOYER may instruct the TRUSTEES to transfer the assets of the FUND to the other APPROVED FUND in order that the liabilities of the FUND, in respect of the MEMBERS and other beneficiaries, shall be taken over by the other APPROVED FUND.

13.3 PARTIAL TERMINATION

     In the event of partial termination the following shall apply:

     a) If one of the EMPLOYERS ceases to carry on business or is wound up (whether voluntarily or not), the portion of the FUND relating to the active MEMBERS in the SERVICE of that EMPLOYER shall be determined by the ADMINISTRATOR by reference to RULE 13.2(b) of that portion of the Fund. Such portion shall be apportioned amongst the active MEMBERS concerned on an equitable basis recommended by the ADMINISTRATOR and approved by the TRUSTEES.

     b) The amount available for each person referred to in RULE 13.3 (a) shall, as the TRUSTEES in consultation with the ADMINISTRATOR decide,

          i)   be transferred for such person's benefit to an APPROVED FUND; or

          ii) be applied to purchase an annuity for such person from a Registered INSURER;

          iii) be paid to such person in cash.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 13 - RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE FUND
          CONTINUED

     c) If one of the EMPLOYERS ceases to fall within the category of EMPLOYER as defined in RULE 2, then

          i) If such EMPLOYER establishes, or participates in, another APPROVED FUND, the portion of the FUND relating to the active MEMBERS in the SERVICE of that EMPLOYER shall be determined by the ADMINISTRATOR by reference to his assessment of the financial state of that portion of the FUND and the assets comprising that portion shall be transferred to the other APPROVED FUND in order that the liabilities of the FUND in respect of those active MEMBERS under that portion of the FUND shall be taken over by the other APPROVED FUND; or

          ii) if such EMPLOYER does not establish, or participate in, another APPROVED FUND,

               a) Subject to the consent of the PRINCIPAL EMPLOYER and of the BOARD OF TRUSTEES, the EMPLOYER may elect to continue to contribute to the FUND in respect of its EMPLOYEES; or

               b) the EMPLOYER may elect to withdraw wholly from the FUND, in which event the provisions of RULES 13.3(a) and 13.3(b) shall mutatis mutandis apply.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 14 - BENEFITS (GENERAL)

14.1 RETIREMENT BENEFITS NOT REDUCIBLE, TRANSFERABLE OR EXECUTABLE

     Save to the extent permitted by the ACT, the Income Tax Act no. 58 of 1962, and the Maintenance Act no. 23 of 1963, no benefit provided for in the RULES of the FUND (including an annuity purchased or to be purchased by the FUND from an INSURER for a MEMBER), or right to such benefit, or right in respect of contributions made by or on behalf of a MEMBER, shall notwithstanding anything to the contrary contained in the RULES of the FUND, be capable of being reduced, transferred or otherwise ceded, or of being pledged or hypothecated, or be liable to be attached or subjected to any form of execution under a judgement or order of a court of law, or to the extent of not more than three thousand rand per annum, be capable of being taken into account in a determination of a judgement debtor's financial position in terms of proceedings in terms of section 65 of the Magistrates' Court Act no. 32 of 1944, and in the event of the MEMBER or beneficiary concerned attempting to transfer or otherwise cede, or to pledge or hypothecate such benefit or right, the FUND may withhold or suspend payment thereof: provided that the FUND may pay any such benefit or any benefit in pursuance of such contributions, or part thereof, to any one or more of the DEPENDANTS of the MEMBER or to a beneficiary or to a guardian or trustee for the benefit of such DEPENDANT or DEPENDANTS during such period as it may determine.

14.2 POWER OF DEDUCTION

     a) In accordance with the provisions of sections 37D and 19(5)(a) of the ACT, the TRUSTEES may deduct any amount due by a MEMBER on the date of his retirement or on which he ceases to be a MEMBER of the FUND, in respect of-

          i) a loan granted by the EMPLOYER to the MEMBER to purchase a dwelling, or to purchase land and erect a dwelling on it, for occupation by the MEMBER or a DEPENDANT of the MEMBER; or

          ii) a loan granted by the EMPLOYER to the MEMBER to make additions or alterations to or to maintain or repair a dwelling which belongs to the MEMBER or his or her SPOUSE and which is occupied or will be occupied by the MEMBER or a DEPENDANT of the MEMBER; or

          iii) any amount for which the FUND or the EMPLOYER is liable under a guarantee furnished in respect of a loan by some other person to the MEMBER for any purpose referred to in this Rule, or

UNISERV PENSION FUND - NOVEMBER 2002

RULE 14 - BENEFITS GENERAL CONTINUED

          iv) compensation (including any legal cost recoverable from the MEMBER in a matter contemplated in section 37D of the ACT) in respect of any damage caused to the EMPLOYER by reason of any theft, dishonesty, fraud or misconduct by the MEMBER, and in respect of which the MEMBER has in writing admitted liability to the EMPLOYER, or for which judgement has been obtained against the MEMBER In any court, including a Magistrate's court;

          from any benefit payable to or in respect of the MEMBER in terms of the RULES, and pay such amount to the EMPLOYER, registered commercial banking institution or any third party referred to in these Rules.

     b) Any deduction from a benefit as contemplated in Rule 14.2(a), but excluding sub-rule 14.2(a)(iv), thereof, shall not exceed the amount which in terms of the Income Tax Act no.58 of 1962, may be taken by MEMBER or beneficiary as a lump sum benefit as defined in the Second Schedule to that Act.

     c) Notwithstanding anything to the contrary contained in Rule14, the MEMBER concerned may request that the TRUSTEES disinvest his benefit and invest it at an agreed rate of interest or to hedge the investment performance of the assets concerned. The MEMBER concerned may request that the TRUSTEES pay the balance of the benefit which does not form part of the amount claimed by the PRINCIPAL EMPLOYER within a reasonable time of the benefit becoming due.

14.3 TRANSFER OF BENEFITS

     a) If a MEMBER prior to commencement of SERVICE belonged to an APPROVED FUND he shall be permitted, subject to the provisions of the Income Tax Act and the consent of the TRUSTEES, to transfer to the FUND any lump-sum benefit to which he may have become entitled under the rules of that fund, the amount of any such benefit so transferred being used to purchase additional benefits for the MEMBER under the TVC SECTOR in accordance with Rule l5.2.

     b) If after consultation with the ACTUARY the TRUSTEES consent to grant a transferring MEMBER benefits under the FUND as though he had been a MEMBER of the FUND since the date on which he joined the fund from which

UNISERV PENSION FUND - NOVEMBER 2002

RULE 14 - BENEFITS GENERAL CONTINUED

          he transferred, the amount transferred to the FUND on his behalf shall be invested in the INVESTMENT ACCOUNT but not in the TVC SECTOR, in which case Rule 15.2 shall not apply.

14.4 TRANSFERS TO AND FROM THE FUND

     The TRUSTEES shall have the power to accept the transfer of members of another APPROVED FUND to the FUND and to authorise the transfer of MEMBERS to another APPROVED FUND.

     All such transactions shall be subject to the provisions of section 14 of the ACT.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 15 - VOLUNTARY ADDITIONAL CONTRIBUTIONS

15.1 VOLUNTARY ADDITIONAL CONTRIBUTIONS

     Notwithstanding anything to the contrary contained in these RULES, subject to the approval of the TRUSTEES, a MEMBER may make additional contributions to the FUND to meet the cost of providing additional benefits in respect of some past period, such additional contributions being accumulated in the TVC SECTOR.

15.2 CALCULATION OF PAST SERVICE BENEFITS

     The benefit payable to a MEMBER in respect of such additional contributions and/or amounts transferred to the FUND in terms of Rule 14.3, shall be as specified in Rule 14 above.

     a)   On Retirement

          His TVC ACCUMULATION. The past service period attributable to such (additional) benefit being determined as follows:

                                   PS/AR X TA

          Where

          PS = (Normal) PENSIONABLE SERVICE, and
          AR = ACTUARIAL RESERVE VALUE, and
          TA = TVC ACCUMULATION

     b)   On Death prior to Retirement

          The TVC ACCUMULATION payable in accordance with and the past service period attributable to such (additional) benefit shall be determined as follows:

                                   PS/AR X TA

          Where

          PS = (Normal) PENSIONABLE SERVICE, and
          AR = ACTUARIAL RESERVE VALUE, and
          TA = TVC ACCUMULATION

     c)   On Withdrawal

          The TVC ACCUMULATION shall be either transferred to an APPROVED FUND or, if the MEMBER so elects, payable in the form of a cash sum benefit.

UNISERV PENSION FUND - NOVEMBER 2002

RULE 16 - SURPLUS ACCOUNT

16.1 EMPLOYER'S SURPLUS ACCOUNT

     a) Additional contributions made by the EMPLOYER shall be credited to this account.

     b) Any portion of any ACTUARIAL SURPLUS granted to the EMPLOYER in terms of any section of the ACT shall be credited to this account.

     c) The EMPLOYER may request the TRUSTEES, to utilise any portion of the SURPLUS as provided for in the ACT after consultation with them.

16.2 MEMBER'S SURPLUS ACCOUNT

     a) Any portion of any ACTUARIAL SURPLUS which is granted to a MEMBER in terms of the ACT shall be credited to the Member's Surplus Account.

     b) The TRUSTEES may utilise the SURPLUS as set out and provided for in the ACT.

UNISERV PENSION FUND - NOVEMBER 2002

                              UNISERV PENSION FUND

                                  12/8/13349/1

                                 AMENDMENT NO. 1

Extract from the minutes of a meeting of the board of Trustees of the Uniserv Pension Fund held at Randburg on 27 August 2003

RESOLVED

That with effect from 1 June 2003, the following amendment be made to the RULES of the FUND.

1. RULE 8.1 WITHDRAWAL BENEFITS shall be deleted and substituted by the following:

     AMOUNT OF BENEFIT

     If a MEMBER terminates SERVICE of the EMPLOYER, due to resignation, dismissal, desertion or retrenchment he shall become entitled to the greater of the MEMBER contributions plus FUND INTEREST or an amount equal to his ACTUARIAL RESERVE VALUE.

The reason for the amendment is to allow for enhancement of the withdrawal benefits.

Certified that the above resolution has been adopted in accordance with the RULES of the FUND.


/s/ SIGNATURE ILLEGIBLE
------------------------------------
CHAIRMAN


/s/ SIGNATURE ILLEGIBLE
------------------------------------
TRUSTEE


/s/ SIGNATURE ILLEGIBLE
------------------------------------
PRINCIPAL OFFICER

UNISERV PENSION FUND - NOVEMBER 2002

                              UNISERV PENSION FUND

                                  12/8/13349/1

                                 AMENDMENT NO. 2

                      TO THE REVISED RULES 1 NOVEMBER 2002)

Extract from the minutes of a meeting of the board of Trustees of the Uniserv Pension Fund held at Randburg on 27 August 2003

RESOLVED

That with effect from 1 November 2002, sub-Rule 11.2.1 shall be deleted and substituted by the following sub-Rule:

1. 11.2.1 The VALUATOR shall make a full investigation of the FUND at 28 February 2003 and at least once in every three years thereafter. A report detailing the findings of each investigation and the recommendations relative thereto shall be submitted to the REGISTRAR and to the BOARD OF TRUSTEES within 12 months of the date of such investigation.

The reason for the amendment is to allow the fund to alter their actuarial valuation date.

Certified that the above resolution has been adopted in accordance with the provisions of the Rules of the Fund.


                                        /s/ SIGNATURE ILLEGIBLE
                                        ----------------------------------------
                                        CHAIRMAN OF THE TRUSTEES


                                        /s/ SIGNATURE ILLEGIBLE
                                        ----------------------------------------
                                        PRINCIPAL OFFICER


                                        /s/ SIGNATURE ILLEGIBLE
                                        ----------------------------------------
                                        TRUSTEE

UNISERV PENSION FUND - NOVEMBER 2002

                              UNISERV PENSION FUND

                                  12/8/13349/1

                                 AMENDMENT NO. 3

Extract from the minutes of a meeting of the Trustees of the Uniserv Retirement Fund ("the FUND"), held at the registered address of the FUND on 11 November 2003.

RESOLVED

That with effect from 1 November 2003, the following amendments be made to the RULES of the FUND:

     1.   RULE 2 - Definitions

          The definitions "Fund" and "Revision Date" shall be deleted and replaced by the following definitions:

          " "FUND" shall mean the UTi Defined Benefit Fund."

          " "REVISION DATE" shall mean 1 February in each subsequent year."

     2.   RULE 10.2 - Appointment and Removal of Trustees

     RULE 10.2 shall be deleted and replaced by the following:-

     "10.2 Appointment and Removal of Trustees

          Unless the FUND has been exempted from the requirement in terms of section 7B(1)(b) of the ACT, the MEMBERS shall elect from their

UNISERV PENSION FUND - NOVEMBER 2002
          own number a minimum of 50% of the TRUSTEES as specified in RULE 10.3.

          The PRINCIPAL EMPLOYER, in respect of his appointees; may nominate an alternate to act during the absence of a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving notice in writing to the TRUSTEES of his intention so to do. The MEMBERS, in respect of their elected TRUSTEES, may nominate an alternate to act during the absence of a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving notice in writing to the TRUSTEES of their intention so to do. Where a vacancy arises as a result of the removal of a TRUSTEE, or resignation in accordance with RULE 10.4, the PRINCIPAL EMPLOYER and/or MEMBERS shall re-appoint or reelect a replacement TRUSTEE, whichever is applicable, without delay."

Reasons for the amendment are:

(a) effect a change of name of the Fund;

(b) to change the Revision Date of the Fund to tie in with the financial year of the holding company's year end;

(c) to make provision for the election of member trustees from the ranks of members of the Fund.

Certified that the above Resolution has been adopted in accordance with the RULES of the FUND.


/s/ SIGNATURE ILLEGIBLE                 1.11.05
------------------------------------    Date
CHAIRMAN


/s/ SIGNATURE ILLEGIBLE                 1 NOV 2005
------------------------------------    Date
TRUSTEE


/s/ SIGNATURE ILLEGIBLE                 17/10/2005
------------------------------------    Date
PRINCIPAL OFFICER

UNISERV PENSION FUND - NOVEMBER 2002

                            THE UNISERVE PENSION FUND
                              FSB NO. 12/8/13349/1
                             SARS NO. 18/20/4/34281

                                 AMENDMENT NO. 4

Extract from the minutes of a meeting of the Trustees of the Uniserv Pension Fund the FUND"), held at Jet Park on 12 October, 2005.

RESOLVED

That as from the 1St February 2006, the following amendments be made to the RULES of the FUND:

A. RULE 4 - MEMBERSHIP

     "4.1 JOINING THE FUND

     No new EMPLOYEES will be eligible to join the FUND on or after the 1st day of February 2006, and the FUND shall be closed to any new MEMBERS as and from that date.

     Current MEMBERS on the FUND and any former MEMBERS of the FUND who are receiving PENSIONS from the FUND shall purchase their pensions from a REGISTERED INSURER, subject to the RULES of the FUND, mutatis mutandis.

UNISERV PENSION FUND - NOVEMBER 2002

     By the addition of the following to RULE 4.3 d) of the RULES.

     "d) (i) AD MEMBERS on the FUND who are transferred from the FUND, may choose to either transfer their benefits to the UTI Flexi Retirement Fund - Provident Section and/or the UTi Flexi Retirement Fund - Pension Section or to an APPROVED RETIREMENT ANNUITY FUND in terms of the provisions of these RULES and subject to Section 14 of the ACT."

     By the addition of the following to RULE 4.2:

     "e) From the first day of February, 2006, the liability in respect of PENSIONERS shall be transferred to the UTi Flexi Retirement Fund, Pension Section."

2. RULE 7 - DEATH BENEFITS CONTINUED

     "7.1. DEATH IN SERVICE BEFORE NORMAL RETIREMENT DATE

     Prior to 1 March 2004

     On the death of a MEMBER in SERVICE before NORMAL RETIREMENT DATE there shall be payable from the FUND to his BENEFICIARIES:

     (a) an annuity that can be purchased from an INSURER with seven times the MEMBER'S PENSIONABLE SALARY less the amount payable by the Uniserv Unapproved Group Life Scheme, in respect of SENIOR EXECUTIVES;

     (b) an annuity that can be purchased from an INSURER with six times the MEMBER'S PENSIONABLE SALARY less the amount payable by the Uniserv Unapproved Group Life Scheme, in respect of EXECUTIVES;

UNISERV PENSION FUND - NOVEMBER 2002

     (a)  to close the FUND to new entrants; and,

     (b)  to provide MEMBERS with minimum benefits on Death in Service; and

     (c) to allow existing MEMBERS to either transfer out to transfer their benefit to the UTI Flexi Retirement Fund - Provident Section or UTI Fiexi Retirement Fund - Pension Fund or to an Approved Retirement Annuity Fund with effect from 1 February 2006.

     (d) To allow pensioners to purchase an annuity from a registered Insurer and to transfer their liability to the UTI Fiexi Retirement Fund Pension Section

UNISERV PENSION FUND - NOVEMBER 2002

                                 SIGNATORY PAGE

CERTIFIED THAT THE ABOVE RESOLUTION HAS BEEN ADOPTED IN ACCORDANCE WITH THE RULES OF THE FUND.


/s/ SIGNATURE ILLEGIBLE                 1.11.05
------------------------------------    DATE
CHAIRMAN


/s/ SIGNATURE ILLEGIBLE                 1 NOV 2005
------------------------------------    DATE
TRUSTEE


/s/ SIGNATURE ILLEGIBLE                 21 NOV 2005
------------------------------------    DATE
PRINCIPAL OFFICER

UNISERV PENSION FUND - NOVEMBER 2002

                            THE UNISERVE PENSION FUND

                                  12/8/13349/1

CERTIFICATE REQUIRED IN TERMS OF THE PENSION FUNDS ACT, 1956

I hereby certify that Amendment No.4 to the Rules of the Fund is financially sound in terms of the Act.

Coral van Zyl                           BSC FFA
ACTUARY NAME                            QUALIFICATIONS
In my capacity as Actuary of the fund.


/s/ Coral van Zyl
------------------------------------
SIGNATURE

UNISERV PENSION FUND - NOVEMBER 2002